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SUPPLEMENT, DATED DECEMBER 20, 2004
TO PROSPECTUS, DATED MAY 1, 2004

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                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                              THRIFT PLAN CONTRACT

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The Prospectus, dated May 1, 2004, of Mutual of America Separate Account No. 2,
Thrift Plan Contract is supplemented as follows:

     Effective January 1, 2005, the second sentence of footnote (2) of the "Tables of Annual Expenses" on page 1 is deleted and replaced by the following:

     Where a trustee has been appointed, (a) for loans repaid by payroll deduction we charge an origination fee of $75.00 and an annual fee of $15.00 per year and (b) for loans paid through home billing we charge an origination fee of $350.00. The origination fees, and the annual fees through the stated maturity of a loan repaid by payroll deduction, are collected at the time the loan is originated and deducted from the loan proceeds.